 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2014

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 Fifth Avenue, 30th Floor New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K filed by Gramercy Property Trust Inc. (the “Company”) on December 9, 2014 (the “Original 8-K”) is to include, as Exhibit 10.1, the Purchase Agreement, which was omitted from the Original 8-K. Capitalized terms not defined in this Amendment have the meanings ascribed to them in the Original 8-K.

Item 1.01.           Entry into a Material Definitive Agreement.

The disclosure set forth in Item 1.01 of the Original 8-K in its entirety and the disclosure set forth in the paragraph under “Explanatory Note” of this Amendment is incorporated into this Item 1.01 by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Purchase and Sale Contract, dated December 9, 2014, by and among certain subsidiaries of the Company and the Sellers.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2014	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Purchase and Sale Contract, dated December 9, 2014, by and among certain subsidiaries of the Company and the Sellers.